================================================================================

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (Date of earliest event reported): July 9, 2007

                                 --------------

                               InterDigital, Inc.
             (Exact name of registrant as specified in its charter)



        Pennsylvania                  1-11152                  23-1882087
(State or other jurisdiction  (Commission File Number)       (IRS Employer
     of incorporation)                                     Identification No.)



781 Third Avenue, King of Prussia, Pennsylvania                19406-1409
   (Address of Principal Executive Offices)                    (Zip Code)


        Registrant's telephone number, including area code: 610-878-7800


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 8.01.        Other Events.

     On July 2, 2007, InterDigital Communication Corporation filed a Form 8K announcing an internal corporate restructuring, which resulted in InterDigital, Inc. (the "Company") being substituted as the publicly traded company. Nasdaq has now informed the Company that for a temporary 20-trading day transition period, the Company's trading symbol on Nasdaq will be "IDCCD," which indicates that there has been a substitution event. After this transition period, the Company's trading symbol will revert to "IDCC." The Company's temporary IDCCD ticker will provide a full history of all IDCC stock prices and SEC reports.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 INTERDIGITAL, INC.


                                 By: /s/ Lawrence F. Shay
                                     ----------------------------------
                                     Lawrence F. Shay
                                     Chief Legal Officer & Government Affairs



Date:  July 9, 2007